Exhibit 10.2
                      EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT, dated as of this 2nd day of March, 1999 and having an "Effective Date" of February 1, 1999, is by and between Sportime, LLC, a Delaware limited liability company (the "Company") and Peter Savitz ("Employee").

                       RECITALS

     The Company desires to employ Employee and to have the benefit of his skills and services, and Employee desires to accept employment with the Company, on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein, and the performance of each, the parties hereto, intending legally to be bound, hereby agree as follows:

                      AGREEMENTS

1.       Employment and Duties.
         The Company hereby agrees to employ the Employee and the Employee hereby accepts employment as the general manager of the Company and agrees to devote his full business time and efforts to the diligent and faithful performance of his duties as a general manager of the Company, as he has historically performed same, under the direction of the President of School Specialty, Inc. Such duties shall be performed in the metropolitan area of Atlanta, Georgia.

2.       Term  of Employment.
         Unless sooner terminated as hereinafter provided, the term of the Employee's employment hereunder shall commence with and only with the Effective Date of this agreement and shall continue until January 31, 2003. This Agreement may be terminated prior to the end of the Term in the manner provided herein.

3.       Compensation.
         For all services rendered by Employee, the Company shall compensate Employee as follows:

(a)         Base Salary.
            Effective on the date hereof, the base salary payable to Employee shall be One Hundred Ninety Thousand Dollars
            ($190,000.00) per year (the "Base Salary"), payable on
            a regular basis in accordance with the Company's
            standard payroll procedures, but not less than monthly.
            The Base Salary shall be subject to annual review for
            increase by the managing member of the Company.  In the
            event that the Employee shall be terminated for any
            reason other than death, disability or cause, he shall
            be paid his then current Base Salary, as then
            periodically paid, for the balance of the term of this
            agreement as described in Section 2 herein.  In the
            event that the Company
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            and the Employee shall not agree
            on whether a termination shall be for cause, such issue shall be resolved pursuant to the arbitration provisions of Section 11 of this Agreement.

(b)         Incentive Bonus.
            During the Term, Employee shall be eligible to participate in the Company's executive management bonus program according to the schedule attached hereto as Exhibit A, which executive management bonus program shall permit bonuses from 0% to 100% of the Base Salary as described in Section 3(a) herein. This bonus program shall be subject to the annual review and revision of same by the managing member of the Company.

(c)         Perquisites, Benefits, and Other Compensation.
            During the Term, Employee shall be entitled to received all perquisites and benefits as are customarily provided by the Company to its employees, subject to such changes, additions, or deletions as the Company may make generally from time to time, as well as such other perquisites or benefits as may be specified from time to time by the Board or the President of School Specialty, Inc. In addition to the foregoing the employee shall continue to be provided by the Company with the 1996 Lexus automobile for the balance of its current lease term. Following the expiration of this automobile lease and throughout the term of the Employee's employment under the terms of this agreement, the Company shall pay to the Employee One Thousand Four Hundred Dollars ($1,400.00) on a monthly basis, as additional compensation. These payments shall be gross and the amount received by the Employee shall be net of all related employment taxes which are the normal responsibility of the Employee.
            Throughout the term of this agreement the Company shall continue to maintain the current disability insurance coverage on the Employee. The Employee shall be permitted to take up to eight (8) weeks of vacation during each anniversary year during the term of this agreement, with the anniversary year to be measured from the effective date of this agreement.

4.      Expense  Reimbursement.
        The Company shall reimburse Employee for, or at the Company's option, pay all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of
        his  services hereunder during the  Term.   All
        reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy, as well as applicable federal and state tax record keeping requirements.

5.      Covenants and Conditions.

(a)          The   Employee   will
             acquire information and knowledge respecting the intimate and confidential affairs of the Company in the various phases of its business. Accordingly, the Employee agrees that he shall not during his employment with the Company or for twenty four (24) months thereafter (the "Effective Period"), use for himself or disclose to any person not employed by the Company any such knowledge or information heretofore acquired or acquired during the term of this employment hereunder. Nothing in this agreement shall be construed to limit or supersede the common law of torts or statutory or other protection of trade secrets where such law provides the Company with greater protections or protections for a longer duration than that provided in this section 4 of this Agreement.

(b) The Employee agrees that all memoranda, notes, records, papers, or other documents and all copies thereof relating to the Company's operations or business, some of which may be prepared by him, and all objects associated therewith
             (such as models and samples) in any way obtained by him shall be the Company's property. This shall include, but is not limited to, documents and objects concerning any process, apparatus, or product manufactured, used, developed, investigated, or considered by the Company.
             The Employee shall not, except for Company use, copy or duplicate any of the aforementioned documents or objects, nor remove them from the Company's facilities.
             The Employee shall not use any information concerning the aforementioned documents or objects, except for the Company's benefit, either during the Effective Period.
             The Employee agrees that he will deliver all of the aforementioned documents and objects that may be in his possession to the Company on termination of his employment, or at any other time on the Company's request, together with his written certification of compliance, except for those documents and objects received as a director of the Company.

(c) During the Effective Period, the Employee will not, without the written consent of the Company, either as principal, agent, consultant, employee, director, or otherwise, directly or indirectly, contact (1) any customer, supplier or vendor of the Company with whom the Employee had direct contact on behalf of the Company; (2) any customer, supplier or vendor of the Company who was contacted by an individual directly or indirectly supervised by the Employee; and (3) any customer, supplier or vendor of the Company about whom the Employee obtained non-public information in connection with his/her relationship with the Company, with the purpose or effect of causing such customer to buy or use products competitive with the Company's. The customer contacts/acquisition of knowledge described in this Paragraph 4 only apply to those occurring during the eighteen (18) months prior to the termination of Employee's relationship with the Company.

(d) During the Effective Period, the Employee will not, without the written consent of the Company, either as principal, agent, consultant, employee, director, or otherwise, directly or indirectly, contact any of the employees of the Company or School Specialty, Inc. in an effort cause any such employees to leave the employ of the Company and/or School.

(e) The Company shall pay to the Employee a monthly payment of $4,166.67 during that portion of the Effective Period that the Employee is not receiving other consideration under the terms of this Agreement.

6.       Death or Disability of the Employee.
         The Employee's employment shall terminate immediately upon his/her death. In the event the Employee becomes physically or mentally disabled under the terms of the then currently effective disability coverage for full time employees of the Company, they shall cease receiving compensation under the terms of this agreement. In the event that the Employee returns to active full time employment with the Company during the term of this agreement, or any extension or renewal thereof, he shall then be compensated for his employment under the terms of this agreement.

7.       Termination.
         The Company reserves the right to terminate the Employee's employment immediately under this agreement should any of the following occur:

(a) The Employee's commission of a felony that is an act which, in the opinion of the Board of Directors, is either abhorrent to the community or is an intentional act which the Board of Directors considers materially damaging to the reputation of the Company or its successors or assigns.

(b) The Employee's breach of or failure to perform his obligations in accordance with the terms and conditions of this agreement following receipt of a written notice detailing such failure or material breach and failure to cure same during a thirty (30) day period following receipt of said notice.

(c)          The  death or disability of the Employee.

8.       Successors and Assigns.
         Rights and duties under this Agreement shall be and are binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, although this agreement, and the right of the employee to act as a sales representative of the Company, is purely personal and not transferable.

9.       Representations  of  the  Employee.
         The Employee warrants and represents to the Company that as of the Effective Date, he is not subject to any employment, consulting or services agreement, or any restrictive covenants or agreements of any type which would conflict or prohibit the Employee from fully carrying our their duties as described under the terms of this agreement. Further the Employee warrants and represents to the Company that he has not and will not retain or use, for the benefit of the Company, any confidential information, records, trade secrets, or other property of a former employer. These warranties and representations shall remain in full force and effect beyond the term of the employment of the Employee with the Company.

10.      Notice.
         All notices, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

             To the Company:    School Specialty Inc.
                                1000 North Bluemound Drive
                                P.O. Box 1579
                                Appleton, WI  54913-1579
                                Attention:  Mr. David Vander Zanden
                                Fax: 1-920-734-6276

             With a copy to:    Joseph F. Franzoi IV, Esq.
                                Franzoi & Franzoi, S.C.
                                514 Racine Street
                                Menasha, WI  54952
                                Fax:  (920) 725-0998

             To Employee:       Mr. Peter Savitz
                                800 Marseilles Drive
                                Atlanta, GA 30327

         or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telefaxed, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

11.      Entire  Agreement;  Amendment;  Waiver.
         This Agreement  (including any  documents  referred
         to    herein)    sets   forth    the    entire
         understanding  of  the  parties  hereto   with
         respect to the subject matter contemplated hereby. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether
         written  or  oral,  are  superseded  by   this
         Agreement.   This  Agreement  shall   not   be
         amended   or  modified  except  by  a  written
         instrument  duly  executed  by  each  of   the
         parties hereto. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

12.      Arbitration.
         Any  controversy   or   dispute
         arising  out of or relating to a provision  of
         this  agreement shall be settled by  a  single
         arbitrator  selected by the  Company  and  the
         Employee  or, if the Company and the  Employee
         cannot  agree  on  one  arbitrator,  by  three
         arbitrators  selected in accordance  with  the
         Commercial  Arbitration Rules of the  American
         Arbitration   Association.   All   arbitration
         proceedings  shall  take  place  in   Atlanta,
         Georgia  and judgment upon the award  rendered
         by  the  arbitrator(s) may be entered  in  any
         court   having   jurisdiction  thereof.    The
         decision  of  the arbitrator(s)  shall  be  in
         writing  and shall be final and nonappealable.
         The  arbitrator(s) shall also make a  decision
         regarding which party's legal position in  any
         such   controversy  or  dispute  is  the  more
         substantially    correct   (the    "Prevailing
         Party"),  and  the arbitrator(s)  may  require
         the  other  party to pay the reasonable  legal
         and   other   professional  fees   and   costs
         incurred   by   the   Prevailing   Party    in
         connection with such arbitration proceeding and any necessary court action.

13.      Expenses.
         Each party hereto shall  bear  and
         pay  all  of  their respective fees,  expenses
         and    disbursements    of    their    agents,
         representatives,   accountants   and   counsel
         incurred   in  connection  with  the   subject
         matter    of   this   Agreement,    and    its
         enforcement.

14.      Governing  Law.
         This Agreement shall in all respects be construed according to the laws of the State of Georgia, without regard to its conflict of laws principles.

      IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be duly executed as of the date first written above.
                                 COMPANY:  SPORTIME, LLC


                                 /s/ Daniel P. Spalding
                                 -------------------------
                                 Daniel P. Spalding, Chief Executive Officer
                                 of School Specialty, Inc.,  the  Sole Member
                                 of Sportime, LLC

                                EMPLOYEE:


                                 /s/ Peter Savitz
                                --------------------
                                Peter Savitz, Individually

                       EXHIBIT A
                    EXECUTIVE PLAN



The  Executive  Incentive Plan will  be  based  on  the
operating  profit  budget.  The  incentive  of  company
presidents  will  be  based  25%  on  the  consolidated
operating  budget and 75% on their company's  operating
profit budget.  Corporate executives' incentive will be
based 100% on the consolidated operating profit budget.
If  the budget is met, participants will be eligible to
receive  a bonus of 50% of base salary.  If the  budget
is   exceeded,   participants  will  be  eligible   for
additional bonus of up to 50% of base salary which will
be  calculated as a percentage of salary based upon the
amount  exceeding budget and the maximum payout  level.
If  the  budget  is not met, the bonus amount  will  be
zero.   New acquisitions will not be included in  these
calculations.

Consolidated operating profit must be at least 7% of sales in order for any incentives to be paid. Payment will be made annually after the audit and approval by the Board of Directors' Compensation Committee.



                                            Target
                                      Operating Profit 1


                                                Maximum
                             Budget        Payout Level

Consolidated            $31,000,000         $40,000,000
Childcraft               $3,900,000          $5,000,000
Re-Print                 $5,500,000          $7,100,000
Sax                      $5,700,000          $7,400,000
Traditional             $18,000,000         $23,200,000
Gresswell                  $750,000          $1,500,000
Education Access           $900,000          $1,800,000

1 These figures are based on the most recent version of the budget. When the budget is finalized, they will be revised to reflect our final operating budget.

       Calculations for Executive Incentive Plan




Example 1

                                          Act. Consolidated  Act. Childcraft
                                 Salary   Operating Profit   Operating Profit
President of Specialty Division  $100,000    $35,000,000      $4,900,000

-------------------------------------------------------


Percentage for exceeding budget

  Consolidated Portion
     Maximum payout level              $40,000,000
     Budget                           - 31,000,000
                                      -------------
                                        $9,000,000

        (50% of salary)   $50,000/ $9,000,000 = .56% x 25% = .139%

  Division Portion
     Maximum payout level               $5,000,000
     Budget                             $3,900,000
                                        -----------
                                        $1,100,000

       (50% of salary)   $50,000/ $1,100,000 = 4.55% x 75% = 3.41%

-------------------------------------------------------


Bonus earned for meeting budget
  Consolidated Operating Profit:        50% x 100,000  x  .25  =   $12,500
  Division Operating Profit             50% x 100,000  x  .75  =   $37,500
                                                                   --------
                                                                   $50,000

Bonus earned for exceeding budget
                 35,000,000 - 31,000,000 = 4,000,000  x .139% =    $ 5,560
                  4,900,000 -  3,900,000 = 1,000,000  x 3.41% =    $34,100
                                                                   --------
                                                                   $39,660
                                                                   --------
     TOTAL BONUS EARNED                                            $89,660
                                                                   ========
                                                                     89.7%

Example 2
                                            Act. Consolidated  Act. Division
                                  Salary    Operating Profit  Operating Profit
President of Specialty Division  $100,000    $30,000,000        $4,900,000


Bonus earned for meeting budget
  Consolidated Operating Profit:              0% x 100,000 x .25  =       $0
  Division Operating Profit                  50% x 100,000 x .75  =  $37,500
                                                                     -------
                                                                     $37,500

Bonus earned for exceeding budget
                     30,000,000 - 31,000,000 = (1,000,000)                $0
                      4,900,000 -  3,900,000 =  1,000,000 x 3.41% =  $34,100
                                                                     -------
                                                                     $34,100
                                                                     -------
     TOTAL BONUS EARNED                                              $71,600
                                                                     =======
                                                                       71.6%